Exhibit 10.1

REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

by and among

STRATASYS LTD.

and

EACH OF THE SHAREHOLDERS

of

STRATASYS LTD.
PARTY HERETO

Dated as of December 1, 2012

REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

This REGISTRATION RIGHTS AND LOCK-UP AGREEMENT, dated as of December 1, 2012 (this “Agreement”), is entered into among Stratasys Ltd. f/k/a Objet Ltd., an Israeli company (the “Company”), and the Holders (as defined hereinafter).  Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in Section 1.

W I T N E S S E T H :

WHEREAS, an Agreement and Plan of Merger (the “Merger Agreement”) was entered into as of April 13, 2012 by and among the Company, Oaktree Merger, Inc.,], a Delaware corporation and wholly-owned indirect subsidiary of the Company (“Merger Sub”), and Stratasys, Inc., a Delaware corporation (the “Existing Issuer”);

WHEREAS, pursuant to the Merger Agreement, Merger Sub is, concurrently herewith, merging with and into the Existing Issuer, with the Existing Issuer surviving as a wholly-owned indirect subsidiary of the Company (the “Merger”);

WHEREAS, upon the effectiveness of the Merger, all shares of the Existing Issuer’s common stock, par value $0.01 per share (“Common Stock”), will be automatically converted into the right to receive Ordinary Shares of the Company at a ratio set by the Merger Agreement, and the Ordinary Shares will be registered under Section 12(b) of the Exchange Act and listed for trading on the NASDAQ Global Market (“NASDAQ”), while the Common Stock will be deregistered under the Exchange Act and delisted from NASDAQ; and

WHEREAS, in order to provide liquidity to certain shareholders of the Company and to executive officers and directors of the Company who are party hereto, subsequent to the Merger, as well as to maintain an orderly trading market in the Ordinary Shares, the Company and the Existing Issuer have agreed that the entry into this Agreement by the parties hereto is a condition precedent to the consummation of the Merger under the Merger Agreement.

NOW, THEREFORE, in consideration of the premises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.                                      Definitions.  As used in this Agreement, the following terms have the following meanings:

“Affiliate” means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” has the meaning set forth in the preamble hereto.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act.

“Business Day” means any day (other than a day which is a Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in the State of New York.

“Common Stock” has the meaning set forth in the recitals hereto.

“Company” has the meaning set forth in the preamble hereto.

“Delay Period” means the period during which the filing or use of a Registration Statement is delayed pursuant to Section 3(e) hereof.

“Demand Notice” has the meaning set forth in Section 3(a)(i).

“Demand Registration” has the meaning set forth in Section 3(b).

“Demand Request” has the meaning set forth in Section 3(f).

“Effectiveness Period” has the meaning set forth in Section 3(c).

“Effective Time” has the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Free Writing Prospectus” has the meaning set forth in Rule 405 under the Securities Act.

“GAAP” has the meaning set forth in Section 10(a).

“Holder” means the persons designated in the [Merger Agreement] to serve as the executive officers and directors of the Company subsequent to the Merger and each shareholder of the Company as of the time immediately preceding the Merger that is party hereto, and includes each person identified as a Holder on the signature pages hereto who is the record or beneficial owner of Registrable Securities, together with their respective successors and permitted assigns who become parties to this Agreement.

“Indemnified Party” has the meaning set forth in Section 8(c).

“Indemnifying Party” has the meaning set forth in Section 8(c).

“Interruption Period” has the meaning set forth in Section 5.

“Locked Up Securities” has the meaning set forth in Section 2(a).

“Losses” has the meaning set forth in Section 8(a).

“Marketing Materials” has the meaning set forth in Section 8(a).

“Merger” has the meaning set forth in the recitals hereto.

“Merger Agreement” has the meaning set forth in the recitals hereto.

“Ordinary Shares” means the Company’s ordinary shares, par value NIS 0.01 per share (or the common equity of any successor entity to the Company).

“Outstanding Amount” has the meaning set forth in Section 3(a).

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or other entity.

“Piggyback Registration” has the meaning set forth in Section 4(a).

“Prospectus” means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus, including any Free Writing Prospectus.

“Registrable Securities” means (i) the Shares, and (ii) any Ordinary Shares issued or distributed by way of a dividend, stock split or other distribution in respect of the Shares, or acquired by way of any rights offering or similar offering made in respect of the Shares, if such Ordinary Shares would, in the hands of such Holder, not be freely transferable in accordance with the intended method of disposition under Rule 144 under the Securities Act in one transaction.  As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such Registrable Securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been sold pursuant to Rule 144 under the Securities Act and are no longer “restricted securities,” (iii) together with all other remaining Registrable Securities held by a particular Holder, they may all be sold without limitation of volume (or without being limited by applicable volume limitations (i.e., all such Registrable Securities are less than the maximum number of Ordinary Shares that may be sold in any three month period)) pursuant to Rule 144 under the Securities Act, or (iv) they shall have ceased to be outstanding.

“Registration” means registration under the Securities Act of an offering of Registrable Securities pursuant to a Demand Registration or a Piggyback Registration.

“Registration Statement” means any registration statement of the Company filed under the Securities Act that covers resales of any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.  The term “Registration Statement” shall also include any registration statement filed pursuant to Rule 462(b) to register additional securities in connection with any offering.

“road show” means any “road show” as defined in Rule 433 under the Securities Act, including an electronic road show.

“SEC” means the Securities and Exchange Commission or any other governmental agency at the time administering the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Shares” means the Ordinary Shares held by the Holders and Ordinary Shares issuable pursuant to options to purchase Ordinary Shares held by such persons, in each case immediately subsequent to consummation of the Merger.

“Shelf Registration” means a Registration Statement that provides for the sale by Holders of Registrable Securities from time to time on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, which, if constituting a Shelf Registration filed pursuant to a Shelf Takedown that is described in Section 4, may include Ordinary Shares offered by the Company as well.

“Shelf Takedown” has the meaning set forth in Section 10.

“Threshold Price” means forty one US dollars and thirty cents ($41.30) price per share of Ordinary Share of the Company (as said share exists immediately after the Effective Time), which is approximately 115% of the price per share of Common Stock of Existing Issuer on the close of trade on April 13, 2012, as reported by the Wall Street Journal). In the event of any adjustment of the Existing Issuer’s common stock at or prior to the Effective Time that would have the effect of increasing or decreasing the market price of such common stock, such as a stock split, stock dividend, reverse stock split, or change in the Exchange Ratio, the Threshold Price will be adjusted up or down to give effect to such adjustment.

“underwritten registration” or “underwritten offering” means a registration or offering under the Securities Act in which securities of the Company are sold to one or more underwriters for reoffering to the public or directly to the public in which one or more financial institutions act as a placement agent and not merely as a market maker or broker.

“underwriter” means any Person or entity acting as an underwriter or placement agent with respect to the Registrable Securities.

“Voting Power Percentage Interest” means, when used with respect to one or more Holders, at any time, the fraction (the result of which is expressed as a percentage) (x) the numerator of which is the total number of votes then entitled to be cast by such Holder(s) on such matter (or if none is provided, generally in the ordinary course, to vote or take action generally in the election of directors) and (y) the denominator of which is the total number of votes then entitled to be cast on such matter (or if none is provided, generally in the ordinary course, to vote or take action generally in the election of directors) by all holders of securities of the Company (including such Holders(s)) issued and outstanding.

“Well-Known Seasoned Issuer” means a “well-known seasoned issuer” as defined in Rule 405 promulgated under the Securities Act and which (i) is a “well-known seasoned issuer” under paragraph (1)(i)(A) of such definition or (ii) is a “well-known seasoned issuer” under paragraph (1)(i)(B) of such definition and is also eligible to register a primary offering of its securities relying on General Instruction I.B.1 of Form S-3 or Form F-3 under the Securities Act.

“WKSI Determination Date” has the meaning set forth in Section 10.

2.                                      Lock-Up.

(a)                                 Each Holder agrees, for a period of six (6) months commencing on the Effective Time (as defined in the Merger Agreement) (the “Effective Time”) , not to directly or indirectly (i) lend, grant, pledge, offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer, in an open-market transaction (i.e., excluding a privately negotiated or arranged transaction or transfer), any Ordinary Shares, other equity securities or securities convertible into or exercisable for equity securities of the Company held by such Holder (“Locked Up Securities”) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Locked Up Securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Locked Up Securities or such other securities, in cash or otherwise, unless permitted to do so by a decision in writing taken by the Board of Directors of the Company.  Notwithstanding the foregoing, if: (x) during the last 17 days of the foregoing six-month period, as applicable, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (y) prior to the expiration of the six (6) -month period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the six (6) -month period, then the restrictions described above shall continue to apply until the expiration of an 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless the Board of Directors of the Company waives such extension in writing.

(b)                                 In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Locked Up Securities of each Holder (and the securities of every other person subject to the foregoing restriction) until the end of the restrictive period described in Section 2(a).

(c)                                  The restrictions set forth in this Section 2 shall not apply to transactions relating to Ordinary Shares that are acquired in open market transactions after the completion of the Merger.

(d)                                 In the case of any transfer pursuant to a privately negotiated or arranged transaction that is not subject to the restrictions in Section 2(a), the permissibility of such a transfer shall be conditioned upon the transferee (whether by sale, donation, distribution or otherwise) executing and delivering to the Company a lock-up letter containing operative provisions in the form of this Section 2.

(e)                                  No provision in this Agreement shall be deemed to restrict or prohibit the exercise or exchange by the undersigned of any option or warrant to acquire Locked Up Shares, or securities exchangeable or exercisable for or convertible into Shares, provided that the undersigned does not transfer the Shares acquired on such exercise or exchange during the Lock-Up Period, unless otherwise permitted pursuant to the terms of this Agreement.  In addition, the restrictions set forth in this Section 2 shall not prevent a Holder from entering into a sales plan pursuant to Rule 10b5-1 under the Exchange Act on or after the date hereof; provided that (i) no sales or transfers of the Locked Up Securities may be made pursuant to such a sales plan during the six (6) month period following the Effective Time.

(f)                                   The restrictions set forth in this Section 2 shall not apply to any sale of Shares by a Holder up to a total of 7.5% of the number of Shares held by such Holder (the “Released Shares”), calculated as of the Effective Time, if each such sale of Released Shares is effected at a price equal to or greater than the Threshold Price.

3.                                      Demand Registration.

(a)                                 Commencing six (6) months following the consummation of the Merger, any Holder or group of Holders holding, in the aggregate, thirty-five percent (35%) or more of the Registrable Securities then issued and outstanding (the “Outstanding Amount”) shall have the right, by written notice given to the Company (a “Demand Notice”), to request the Company to register under and in accordance with the provisions of the Securities Act all or any portion of the Registrable Securities designated by such Holder(s).  Each request for a Demand Registration shall be in writing and shall specify the approximate aggregate number of Registrable Securities requested to be registered (which aggregate number of Registrable Securities must have a value equal to at least $10,000,000 based on the closing price of such securities on the last trading day prior to the date of such request or, in the case no closing price is available, at the anticipated price offered to the public and the intended method of distribution.  In no event shall the Company be obligated to effectuate more than two (2) Demand Registrations nor more than one (1) in any twelve month period.

(b)                                 Upon receipt of a Demand Notice, the Company shall promptly (and in any event within ten (10) Business Days from the date of receipt of such Demand Notice), notify all other Holders, if any, of the receipt of such Demand Notice and allow them the opportunity to include Registrable Securities held by them in the proposed registration by submitting their own Demand Notice.  In connection with any Demand Registration in which more than one Holder participates, in the event that such Demand Registration, including any Shelf Takedown thereunder, involves an underwritten offering and the managing underwriter or underwriters participating in such offering advise in writing the Holders of Registrable Securities to be included in such offering that the total number of Registrable Securities to be included in such offering exceeds the amount that can be sold in (or during the time of) such offering without delaying or jeopardizing the success of such offering (including the price per share of the Registrable Securities to be sold), then the Registrable Securities to be offered shall be distributed amongst the participating Holders according to each Holder’s overall percentage of ownership in the Company.  In the event of such a pro-rata distribution, to the extent that any Holder (or Holders) has not submitted a Demand Notice, or withdraws from the underwriting, then those Registrable Securities that would have been allocated pro-rata to the non-participating Holder if they had participated shall be distributed amongst the participating Holders, pro rata according to each participating Holder’s overall percentage of ownership in the Company.

(c)                                  The Company, within sixty (60) days of the date on which the Company receives a Demand Notice given by Holders in accordance with Section 3(a), shall file with the SEC, and the Company shall thereafter use its reasonable best efforts to cause to be declared effective as promptly as practicable, a Registration Statement on the appropriate form for the registration and sale, in accordance with the intended method or methods of distribution, of the total number of Registrable Securities specified by the Holders in such Demand Notice (a “Demand Registration”).  Any Demand Registration may, at the request of the Holders submitting the Demand Notice, be a Shelf Registration to the extent the Company is eligible to use the relevant form for a Shelf Registration.

(d)                                 The Company shall use its commercially reasonable efforts to keep each Registration Statement filed pursuant to this Section 3 continuously effective and usable for the resale of the Registrable Securities covered thereby (i) in the case of a Registration that is not a Shelf Registration, for a period of one hundred twenty (120) days from the date on which the SEC declares such Registration Statement effective and (ii) in the case of a Shelf Registration, for a period of three (3) years from the date on which the SEC declares such Registration Statement effective, or, in either case (x) until such earlier date as all of the Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement, and (y) as such period may be extended pursuant to this Section 3.  The time period for which the Company is required to maintain the effectiveness of any Registration Statement shall be extended by the aggregate number of days of all Delay Periods and all Interruption Periods occurring with respect to such Registration and such period and any extension thereof is hereinafter referred to as the “Effectiveness Period”. If any Registrable Securities remain issued and outstanding after thirty (30) full months following the initial effective date of a Shelf Registration filed pursuant to this Section 3, upon the request of Holder(s) of at least ten percent (10%) of the Registrable Securities then issued and outstanding, the Company shall, within thirty (30) days of such request, file a new Shelf Registration and shall thereafter use its reasonable best efforts to cause to be declared effective as promptly as practical, such new Shelf Registration; any such new Shelf Registration shall not be deemed a new Demand Registration for purposes of the limitation set forth in the final sentence of Section 3(a).

(e)                                  The Company shall be entitled to postpone the filing of any Registration Statement otherwise required to be prepared and filed by the Company pursuant to this Section 3, or suspend the use of any effective Registration Statement under this Section 3, for a reasonable period of time, if the Board of Directors of the Company determines in the Board of Directors’ reasonable good faith judgment that the registration and distribution of the Registrable Securities covered or to be covered by such Registration Statement would (i) materially interfere with any pending material financing, acquisition, disposition, or corporate reorganization involving the Company or any of its subsidiaries, taken as a whole, (ii) require premature disclosure thereof,  or (iii) be seriously detrimental to the Company and its shareholders, which such determination shall be made by a majority of the members then serving on the Company’s Board of Directors, and, following the making of any such determination, promptly gives the Holders written notice of such determination (the period during which the filing of a Registration Statement is delayed pursuant to this Section 3(e) is referred to herein as a “Delay Period”); provided, however, that the aggregate number of days included in all Delay Periods during any consecutive twelve (12) months preceding any new Delay Period shall not exceed the aggregate of (x) forty-five (45) days minus (y) the number of days occurring during all Interruption Periods during such consecutive twelve (12) months.  If the Company shall so postpone the filing of a Registration Statement, the Holders of Registrable Securities to be registered shall have the right to withdraw the request for registration by giving written notice from the Holders of a majority of the Registrable Securities that were to be registered to the Company within forty-five (45) days after receipt of the notice of postponement or, if earlier, the termination of such Delay Period (and, in the event of such withdrawal, such request shall not be counted for purposes of determining the number of requests for registration to which the Holders of Registrable Securities are entitled pursuant to this Section 3).  The Company shall not be entitled to initiate or continue a Delay Period unless it shall (A) concurrently prohibit sales by all other security holders under registration statements covering securities held by such other security holders and (B) in accordance with the Company’s policies from time to time in effect, forbid purchases and sales in the open market by directors and executive officers of the Company.

(f)                                   The Company shall not include any securities (whether for its own account or otherwise) that are not Registrable Securities in any Registration Statement filed pursuant to this Section 3 without the prior written consent of the Holders of a majority in number of the Registrable Securities covered by such Registration Statement.  Any such securities so included shall be subject to the cut-back provisions of Section 3(b), provided that in no event shall any Registrable Securities be excluded from a Registration Statement pursuant to the cut-back provisions of Section 3(b) prior to the exclusion of non-Registrable Securities to be included pursuant to this Section 3(f).

(g)                                  Holders of a majority in number of the Registrable Securities to be included in a Registration Statement pursuant to this Section 3 may, at any time prior to the effective date of the Registration Statement relating to such Registration, revoke such request (a “Demand Request”) by providing a written notice to the Company revoking such request.  Any such Demand Request so withdrawn, prior to filing a Registration Statement pursuant to such Demand Request with the SEC, shall not be counted for purposes of determining the number of requests for registration to which the Holders of Registrable Securities are entitled pursuant to this Section 3. Any such Demand Request so withdrawn after filing with the SEC the Registration Statement pursuant to the Demand Request to which such Registration Statement relates shall not be counted for purposes of determining the number of requests for registration to which the Holders of Registrable Securities are entitled pursuant to this Section 3 if the Holders of Registrable Securities who revoked such request reimburse the Company for all its out-of-pocket expenses incurred in the preparation, filing and processing of the Registration Statement; provided, however, that, if such revocation was based on (i) the Company’s failure to comply in any material respect with its obligations hereunder or (ii) the institution by the Company of a Delay Period or the occurrence of any Interruption Period, such reimbursement shall not be required.

4.                                      Piggyback Registration.

(a)                                 Right to Piggyback.  If at any time the Company proposes to file a registration statement, or effectuate a Shelf Takedown, under the Securities Act with respect to a public offering by the Company for its own account or for the account of any other Person who is a holder of securities of the same type as the Registrable Securities (other than a registration statement (i) on Form S-8 or Form F-4 (or Form S-4, if the Company is not then a “foreign private issuer” under the Securities Act) or any successor forms thereto, or (ii) filed solely in connection with a dividend reinvestment plan or an employee benefit plan), then the Company shall give written notice of such proposed filing to the Holders at least fifteen (15) days before the anticipated filing date.  Such notice shall offer the Holders the opportunity to register such amount of Registrable Securities as they may request (a “Piggyback Registration”) or in the case of a Shelf Takedown, participate in such Shelf Takedown (but only to the extent that such Holders’ Registrable Securities were included in the Shelf Registration for such Shelf Takedown at the time of its original effectiveness).  Subject to Section 4(b), the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after notice has been given to the Holders.  Each Holder shall be permitted to withdraw all or any portion of the Registrable Securities of such Holder from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

(b)                                 Priority on Piggyback Registrations.  The Company shall permit the Holders to include all such Registrable Securities on the same terms and conditions as any similar securities, if any, of the Company or any other persons included therein.  Notwithstanding the foregoing, if the Company or the managing underwriter or underwriters participating in such offering advise the Holders in writing that the total amount of securities requested to be included in such Piggyback Registration exceeds the amount which can be sold in (or during the time of) such offering without delaying or jeopardizing the success of the offering (including the price per share of the securities to be sold), then the amount of securities to be offered for the account of the Holders and other holders of securities who have piggyback registration rights with respect thereto shall be reduced (to zero if necessary) pro rata on the basis of the number of Ordinary Shares requested to be registered by each such Holder or other holder participating in such offering.

(c)                                  Right To Abandon.  Nothing in this Section 4 shall create any liability on the part of the Company to the Holders if the Company in its sole discretion should decide not to file a registration statement proposed to be filed pursuant to Section 4(a) or to withdraw such registration statement subsequent to its filing, regardless of any action whatsoever that a Holder may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise.  Any such determination not to file or to withdraw a registration statement shall not affect the obligations of the Company to pay or to reimburse all Registration Expenses pursuant to Section 6.

(d)                                 Shelf Takedown. The provisions of this Section 4 shall apply equally with respect to any Shelf Takedown for which the Shelf Registration includes Registrable Securities at the time of its original effectiveness, including, without limitation the priority provisions of Section 4(b) by the Company or such other Person.

5.                                      Registration Procedures.  In connection with the registration obligations of the Company pursuant to and in accordance with Sections 3 and 4 (and subject to Sections 3 and 4), the Company shall use its reasonable best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(a)                                 prepare and file with the SEC a Registration Statement for the sale of the Registrable Securities on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate in accordance with such Holders’ intended method or methods of distribution thereof and include in such Registration Statement a plan of distribution reflecting such intended method or methods of distribution, and, subject to the Company’s right to terminate or abandon a registration pursuant to Section 4(c), use its reasonable best efforts to cause such Registration Statement to become effective and remain effective as provided herein;

(b)                                 prepare and file with the SEC such amendments (including post-effective amendments) to such Registration Statement, and such supplements to the related Prospectus, as may be required by the rules, regulations or instructions applicable under the Securities Act during the applicable period in accordance with the intended methods of disposition specified by the Holders of the Registrable Securities covered by such Registration Statement, make generally available earnings statements satisfying the provisions of Section 11(a) of the Securities Act (provided that the Company shall be deemed to have complied with this Section if it has complied with Rule 158 under the Securities Act), and cause the related Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; provided, however, that before filing a Registration Statement or Prospectus, or any amendments or supplements thereto (other than reports required to be filed by it under the Exchange Act that are incorporated or deemed to be incorporated by reference into the Registration Statement and the Prospectus except to the extent that such reports related primarily to the offering), the Company shall furnish to the Holders of Registrable Securities covered by such Registration Statement and their counsel for review and comment, copies of all documents required to be filed;

(c)                                  notify the Holders of any Registrable Securities covered by such Registration Statement promptly and (if requested) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to such Registration Statement or the related Prospectus or for additional information regarding the Company or the Holders, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event that requires the making of any changes in such Registration Statement, Prospectus or documents incorporated or deemed to be incorporated therein by reference so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(d)                                 use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of such Registration Statement or the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction in the United States, and to obtain the lifting or withdrawal of any such order at the earliest practicable time;

(e)                                  furnish to the Holder such number of copies of the preliminary prospectus, any amended preliminary prospectus, any Free Writing Prospectus, each final Prospectus and any post-effective amendment or supplement thereto, as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities of such Holder covered by such Registration Statement in conformity with the requirements of the Securities Act;

(f)                                   prior to any public offering of Registrable Securities covered by such Registration Statement, use its reasonable best efforts to register or qualify such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of such jurisdictions as the Holders of such Registrable Securities shall reasonably request in writing; provided, however, that the Company shall in no event be required to qualify generally to do business as a foreign corporation or as a dealer in any jurisdiction where it is not at the time required to be so qualified or to execute or file a general consent to service of process in any such jurisdiction where it has not theretofore done so or to take any action that would subject it to general service of process or taxation in any such jurisdiction where it is not then subject;

(g)                                  upon the occurrence of any event contemplated by Section 5(c)(v), prepare a supplement or post-effective amendment to such Registration Statement or the related Prospectus or any document incorporated or deemed to be incorporated therein by reference and file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder (including upon the termination of any Delay Period), such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(h)                                 use its reasonable best efforts to cause all Registrable Securities covered by such Registration Statement to be listed on each securities exchange or automated interdealer quotation system, if any, on which similar securities issued by the Company are then listed or quoted;

(i)                                     Reserved;

(j)                                    not later than the effective date of a Registration Statement, if a CUSIP number is not available for the intended method of distribution of the Registrable Securities, the Company shall provide to the Holders the CUSIP number for all Registrable Securities;

(k)                                 in connection with any underwritten offering, whether a Shelf Takedown or otherwise, if requested by the underwriters, the Company shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-8 or Form F-4 (or Form S-4, if the Company is not then a “foreign private issuer” under the Securities Act) under the Securities Act), during the ten (10) days prior to and the 90-day period beginning on, or such shorter period agreed to by the underwriters, the date of pricing of offering, subject to customary extensions thereof to permit the publication of research under FINRA rules and the Company shall execute one or more agreements with the applicable underwriters reflecting this agreement; and

(l)                                     if such offering is an underwritten offering, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other appropriate and reasonable actions requested by the Holders of a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriters) in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, (i) use its reasonable best efforts to obtain opinions of counsel to the Company and updates thereof (which opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters and the Holders, addressed to each of the underwriters and the Holders as to the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the Holders and the underwriters, (ii) use its reasonable best efforts to obtain “comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of Registrable Securities covered by the Registration Statement (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings, (iii) if requested and if an underwriting agreement is entered into, provide indemnification provisions and procedures customary for underwritten public offerings, but in any event no less favorable to the indemnified parties than the provisions set forth in Section 8, and (iv) provide for the reasonable participation and cooperation by the management of the Company with respect thereto, including participation by management in road shows, investor meetings and other customary cooperation.  The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

The Company may require each Holder of Registrable Securities covered by a Registration Statement to furnish such information regarding such Holder and such Holder’s intended method of disposition of such Registrable Securities as it may from time to time reasonably request in writing.  If any such information is not furnished within a reasonable period of time after receipt of such request, the Company may exclude such Holder’s Registrable Securities from such Registration Statement.  Notwithstanding the foregoing, in no event shall any Holder be required to provide any information about its investors unless required to do so by SEC rules or regulations or by the SEC staff.

Each Holder of Registrable Securities covered by a Registration Statement agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(iv) or 5(c)(v), that such Holder shall discontinue disposition of any Registrable Securities covered by such Registration Statement or the related Prospectus until receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(g), or until such Holder is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amended or supplemented Prospectus or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in such Prospectus (such period during which disposition is discontinued being an “Interruption Period”) and, if requested by the Company, the Holder shall deliver to the Company (at the expense of the Company) all copies then in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities at the time of receipt of such request.

6.                                      Registration Expenses.  Subject to the provisions of Section 3(g) of this Agreement, whether or not any Registration Statement is filed or becomes effective, the Company shall pay all costs, fees and expenses incident to the Company’s performance of or compliance with this Agreement, including (i) all registration and filing fees, including FINRA filing fees, (ii) all fees and expenses of compliance with securities or “Blue Sky” laws, including reasonable fees and disbursements of counsel in connection therewith, (iii) printing expenses (including expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the Holders or the managing underwriter, if any), (iv) messenger, telephone and delivery expenses, (v) fees and disbursements of counsel for the Company, (vi) fees and disbursements of all independent certified public accountants of the Company (including expenses of any “comfort” letters required in connection with this Agreement) and all other persons retained by the Company in connection with such Registration Statement, (vii) the reasonable fees and disbursements of one counsel selected by Holders of a majority of the Registrable Securities being registered, to represent all such Holders, (viii) in the event of an underwritten offering, the expenses of the Company and the underwriters associated with any “road show” which are customarily paid or reimbursed by issuers, and (ix) all other costs, fees and expenses incident to the Company’s performance or compliance with this Agreement.  Notwithstanding the foregoing, the fees and expenses of any persons retained by any Holder, other than one counsel for all such Holders, any discounts, commissions or brokers’ fees or fees of similar securities industry professionals and any transfer taxes relating to the disposition of the Registrable Securities by a Holder, and any fees and expenses payable or reimbursable to a Holder under Section 8, will be payable by such Holder and the Company will have no obligation to pay any such amounts.

7.                                      Underwriting Requirements.

(a)                                 Subject to Section 7(c), any Holder shall have the right, by written notice, to request that any Demand Registration provide for an underwritten offering, provided that no more than one (1) underwritten offering may be requested in any consecutive six (6) months.

(b)                                 In the case of any underwritten offering for a registration pursuant to a Demand Registration or Piggyback Registration, subject to any pre-existing obligations of the Company to offer or award a specified role in an underwriting syndicate to a particular financial institution(s), the Company shall select the institution or institutions that shall manage or lead such offering.

(c)                                  In the case of any Registration that is an underwritten offering, no Holder shall be entitled to participate in an underwritten offering unless and until such Holder has entered into an underwriting or other agreement with such institution or institutions for such offering reasonably requested by them; provided, that no holder of Registrable Securities included in any underwritten registration shall be required to make any representation or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder’s ownership of the Registrable Securities to be sold free and clear of all liens, claims and encumbrances pursuant to such underwriting, such holder’s power and authority to effect such sale, such holder’s stabilization activities, and with respect to information provided in writing by such holder expressly for use in any Registration Statement) or to undertake any indemnification or contribution obligations to the Company or any underwriter with respect thereto, other than as specifically provided in Section 8.

(d)                                 If Registrable Securities are to be sold in a underwritten offering, the Company agrees to include in the Registration Statement, or in the case of a Shelf Registration, a prospectus supplement, to be used all such information as may be reasonably requested by the underwriters for the marketing and sale of such Registrable Securities.

8.                                      Indemnification; Liquidated Damages

(a)                                 Indemnification by the Company.  The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement or Prospectus, the officers, directors, partners, shareholders, agents and employees of each of them, each Person who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgment, costs (including costs of investigation or preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in such Registration Statement, any preliminary or final prospectus, or any amendments or supplements thereto (including, but not limited to, any Free Writing Prospectus), or any other material information provided in writing to the investors by, or with the express approval of, the Company expressly for use in the road show (collectively, “Marketing Materials”), or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such Losses described in clauses (i) or (ii) are based upon information furnished in writing to the Company by or on behalf of such Holder expressly for use in the Marketing Materials; provided, however, that the Company shall not be liable to any such Holder to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (A) having previously been furnished by or on behalf of the Company with copies of the Prospectus, such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities by such Holder to the person asserting the claim from which such Losses arise and (B) the Prospectus would have corrected in all material respects such untrue statement or alleged untrue statement or such omission or alleged omission.

(b)                                 Indemnification by Holder of Registrable Securities.  In connection with any Registration Statement in which a Holder is participating, such Holder shall furnish to the

Company in writing such information as the Company reasonably requests for use in connection with the Marketing Materials and agrees to indemnify, severally and not jointly with the other Holders and to the full extent permitted by law, the Company, its officers, directors, partners, shareholders, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, from and against all Losses arising out of or based upon (x) any untrue or alleged untrue statement of a material fact contained in the Marketing Materials or (y) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is based upon and is consistent with information so furnished in writing by or on behalf of such Holder to the Company expressly for use in such Marketing Materials.  No Holder shall be held liable for any damages in excess of the total amount of proceeds received by such Holder from the sale of the Registrable Securities sold by such Holder (net of all underwriting discounts and commissions) under that particular Registration Statement.

(c)                                  Conduct of Indemnification Proceedings.  If any Person shall be entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the “Indemnifying Party”) of any claim or of the commencement of any proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been materially prejudiced by such delay or failure.  The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or proceeding, to assume, at the Indemnifying Party’s expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that (i) an Indemnified Party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (1) the Indemnifying Party agrees to pay such fees and expenses; (2) the Indemnifying Party fails promptly to assume the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party; or (3) the named parties to any proceeding (including impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it that are in addition to or are inconsistent with those available to the Indemnifying Party or that a conflict of interest is likely to exist among such Indemnified Party and any other indemnified parties (in which case the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party); and (ii) subject to subsection (3) above, the Indemnifying Party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties.  Whether or not such defense is assumed by the Indemnifying Party, such Indemnified Party shall not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld, conditioned or delayed.  The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder.

(d)                                 Contribution.  If the indemnification provided for in this Section 8 is applicable in accordance with its terms but is legally unavailable to an Indemnified Party in respect of any Losses, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 8(d), an Indemnifying Party that is a Holder shall not be required to contribute any amount which is in excess of the amount by which the total proceeds received by such Holder from the sale of the Registrable Securities sold by such Holder (net of all underwriting discounts and commissions) exceeds the amount of any damages that such Indemnifying Party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

9.                                      Rule 144 Information.  With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

(a)                                 Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

(b)                                 Use its reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements).

(c)                                  Furnish to any Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such securities without registration.

10.                               Miscellaneous.

(a)                                 Limitations on Other Registration Rights.  After the date of this Agreement, the Company shall not grant registration rights with respect to any securities that are the same securities as the Registrable Securities which permit (i) any other Person to register securities on terms which are more advantageous in any material respect to the persons holding such other securities than the rights granted to the Holders hereunder, (ii) the inclusion of such other securities in any Registration Statement filed pursuant to Section 3 hereof unless the rights to include or sell such other securities pursuant to such Registration Statement are junior to the rights granted to the Holders hereunder, or (iii) the inclusion of such other securities in any Registration Statement filed by the Company for its own account pursuant to Section 4 hereof unless the rights to include or sell such other securities pursuant to such Registration Statement are pari passu or junior to the rights granted to the Holders hereunder.

(b)                                 Termination.  This Agreement and the obligations of the Company and the Holders hereunder shall terminate on the first date on which no Registrable Securities remain outstanding.  In addition, the obligations of the Company and of any Holder, other than those obligations contained in Section 8, shall terminate with respect to the Company and such Holder when such Holder no longer holds any Registrable Securities.  Notwithstanding anything in this Section 10(b) to the contrary, this Agreement shall terminate if the Merger Agreement is terminated in accordance with its terms prior to the Effective Time.

(c)                                  Notices.  All notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be deemed to have been effectively given (i) when personally delivered to the party to be notified; (ii) when sent by confirmed facsimile to the party to be notified at the number set forth below; (iii) when sent by email to the party to be notified at the email address set forth below; (iv) three (3) Business Days after deposit in the United States mail postage prepaid by certified or registered mail return receipt requested and addressed to the party to be notified as set forth below; or (v) one (1) Business Day after deposit with a national overnight delivery service, postage prepaid, addressed to the party to be notified as set forth below with next-business-day delivery guaranteed, in each case as follows:

In the case of the Company, to:

Stratasys Ltd.

2 Holzman St.

Rehovot 76124

Israel

Attention: Chief Executive Officer

Facsimile:                                         +972--8-931-4940

E-mail: david.reis@stratasys.com

With a copy (which copy shall not constitute notice) to:

Meitar Liquornik Geva & Leshem Brandwein

16 Abba Hillel Road

Ramat Gan 52506, Israel

Attention:                                         J. David Chertok, Adv.

Facsimile:                                         +972-3-610-3755

E-mail: dchertok@meitar.com

In the case of the Holders:

To the names, addresses, facsimile numbers and e-mail addresses set forth on the signature pages hereto.

In the case of any other Holder, to such Holder at its address set forth in the records of the Company.

(d)                                 Separability.  If any provision of this Agreement shall be declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof which shall remain in full force and effect.

(e)                                  Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, devisees, legatees, legal representatives, successors and assigns (and in the case of a Holder that executes this Agreement). The rights to cause the Company to register Registrable Securities pursuant to Sections 3 and 4 may be assigned in connection with any transfer or assignment by a Holder of Registrable Securities; provided, that: (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such transfer is effected in compliance with the restrictions on transfer contained in this Agreement (in particular, in Section 2) and in any other agreement between the Company and the Holder; and (iii) such assignee or transferee executes this Agreement or (B) holds (after giving effect to such transfer) at least one percent (1%) of the issued and outstanding Ordinary Shares.  No transfer or assignment will divest a Holder or any subsequent owner of any rights or powers hereunder unless all Registrable Securities are transferred or assigned.  If the Ordinary Shares shall be exchanged for or replaced by securities of another Person, the Company shall use reasonable best efforts to cause such Person to expressly assume all of the Company’s obligations hereunder, to the extent applicable.

(f)                                   Specific Performance.  The Company acknowledges and agrees that (a) irreparable damages would occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached and (b) remedies at law would not be adequate to compensate the non-breaching party.  Accordingly, the Company agrees that each Holder shall have the right, in addition to any other rights and remedies existing in its favor, to an injunction or injunctions to prevent breaches of this Agreement and to enforce its rights hereunder.  The right to equitable relief, including an injunction, shall not be limited by any other provision of this Agreement.  In any action or proceeding against it seeking an injunction or other equitable relief to enforce the provisions of this Agreement, the Company hereby (i) waives and agrees not to assert any defense that an adequate remedy exists at law or that a Holder would not be irreparably harmed and (ii) waives and agrees not to seek any requirement for the posting of any bond or other security in connection with any such action or proceeding.

(g)                                  Entire Agreement.  This Agreement represents the entire agreement of the parties and shall supersede any and all previous contracts, arrangements or understandings among the parties hereto with respect to the subject matter hereof.

(h)                                 Amendments and Waivers.  Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority in number of the Registrable Securities then outstanding.

(i)                                     Publicity.  No public release or announcement concerning the transactions contemplated hereby shall be issued by the Company without the prior consent of the Holders holding a majority of the Registrable Securities then outstanding, or with respect to a particular offering, the Holders of a majority of the Registrable Securities then outstanding.

(j)                                    Expenses.  Whether or not the transactions contemplated hereby are consummated, except as otherwise provided herein, all costs and expenses incurred in connection with the execution of this Agreement shall be paid by the party incurring such costs or expenses, except as otherwise set forth herein.

(k)                                 Interpretation.

(i)                                     The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(ii)                                  The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term and vice versa, and words denoting either gender shall include both genders as the context requires.  Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

(iii)                               The terms “hereof”, “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

(iv)                              When a reference is made in this Agreement to a Section, paragraph, Exhibit or Schedule, such reference is to a Section, paragraph, Exhibit or Schedule to this Agreement unless otherwise specified.

(v)           The word “include”, “includes”, and “including” when used in this Agreement shall be deemed to include the words “without limitation”, unless otherwise specified.

(vi)          A reference to any party to this Agreement or any other agreement or document shall include such party’s predecessors, successors and permitted assigns.

(l)            Counterparts.  This Agreement may be executed in two or more counterparts, all of which shall be one and the same agreement, and shall become effective when counterparts have been signed by each of the parties and delivered to each other party.

(m)          Governing Law.  This Agreement shall be construed, interpreted, and governed in accordance with the internal laws of the State of Israel without regard to the conflicts of law principles of such State, except with respect to matters that are subject to securities laws and regulations, which shall be governed by the respective laws and regulations. The parties hereto irrevocably submit to the exclusive jurisdiction of the Economic Court of the district of Tel Aviv-Jaffa in respect of any dispute or matter arising out of or connected with this Agreement.

(n)           Calculation of Time Periods.  Except as otherwise indicated, all periods of time referred to herein shall include all Saturdays, Sundays and holidays; provided, however, that if the date to perform the act or give any notice with respect to this Agreement shall fall on a day other than a Business Day, such act or notice may be timely performed or given if performed or given on the next succeeding Business Day.

(o)           Well-Known Seasoned Issuer/Adding Selling Shareholders.  Upon the Company becoming a Well-Known Seasoned Issuer, (i) the Company shall give written notice to all of the Holders as promptly as practicable but in no event later than twenty (20) Business Days thereafter, and such notice shall describe, in reasonable detail, the basis on which the Company has become a Well-Known Seasoned Issuer, and (ii) the Company shall, as promptly as practicable, register, under an Automatic Shelf Registration Statement, the sale of all of the Registrable Securities in accordance with the terms of this Agreement.  The Company shall use its reasonable best efforts to file such Automatic Shelf Registration Statement as promptly as practicable, but in no event later than thirty (30) Business Days after it becomes a Well-Known Seasoned Issuer, and to cause such Automatic Shelf Registration Statement to remain effective thereafter until there are no longer any Registrable Securities.  The Company shall give written notice of filing such Registration Statement to all of the Holders as promptly as practicable thereafter.  Any offering pursuant to an Automatic Shelf Registration Statement shall be governed pursuant to Section 3.

(p)           Shelf Takedowns.  Subject to the terms hereof, at any time and from time to time after a Shelf Registration that at the time of its effectiveness included Registrable Securities held by the Holders has been declared or become effective by the SEC, any one or more Holders of Registrable Securities may request to sell all or any portion of their Registrable Securities in an underwritten offering (which may include shares offered by the Company for its own account) that is registered pursuant to the Shelf Registration pursuant to Rule 415 promulgated under the Securities Act (a “Shelf Takedown”).

(q)           Effective Date.  This Agreement and the obligations of the Company and the Holders hereunder shall become effective at the Effective Time and shall have no force or effect prior thereto, except that this Section 10 and the obligations of the Company and the Holders under Section 10 shall become effective as of the date hereof.

Signature Page Follows

IN WITNESS WHEREOF, each of the parties hereto has caused this Registration Rights Agreement to be executed and delivered as of the date first above written.

STRATASYS LTD.

By:	/s/ Ilan Levin
Name: Ilan Levin
Title: President

[Signature Page to Registration Rights Agreement]

HOLDER

By:
Name:
Title (if Holder is an entity):

Address:

Facsimile:

E-mail Address:

[Signature Page to Registration Rights Agreement]

HOLDER

CORDAN INVESTMENTS LLC

By:	/s/ authorized signatory (illegible)
Name: Erie Capital Limited
By: Cofis Directorships Two Inc., Director
Title (if Holder is an entity): Member

[Signature Page to Registration Rights Agreement]

HOLDER

DAVID REIS

By:	/s/ David Reis
Name: David Reis
Title (if Holder is an entity):

[Signature Page to Registration Rights Agreement]

HOLDER

DEPOT HOLDINGS LLC

By:	/s/ Bernard Schuchmann
Name: Bernard Schuchmann
Title (if Holder is an entity):

[Signature Page to Registration Rights Agreement]

HOLDER

GREENHILL HIGHWAYS LLC

By:	/s/ Marc Wedding
Name: Marc Wedding
Title (if Holder is an entity): President

[Signature Page to Registration Rights Agreement]

HOLDER

HANCOCK LLC

By:	/s/ Dominique Duvillard
Name: Dominique Duvillard.
Title (if Holder is an entity):

[Signature Page to Registration Rights Agreement]

HOLDER

ILRON INVESTMENTS LIMITED

By:	/s/ Dov Levin
Name: Dov Levin
Title (if Holder is an entity): Secretary

[Signature Page to Registration Rights Agreement]

HOLDER

MAHOGANY INVESTMENT CORP.

By:	/s/ Crottet Estelle
Name: Crottet Estelle
Title (if Holder is an entity):

[Signature Page to Registration Rights Agreement]

HOLDER

MERTO HOLDINGS LLC

By:	/s/ authorized signatory (illegible)
Name: Stargate Holdings LLC
By: Azure Ventures Limited, Member
By: Cofis Directorships Two Inc., Director Title (if Holder is an entity): Managing Member

[Signature Page to Registration Rights Agreement]

HOLDER

MICHAEL JAGLOM

By:	/s/ Michael Jaglom
Name:
Title (if Holder is an entity):

[Signature Page to Registration Rights Agreement]

HOLDER

NALAN HOLDINGS LLC

By:	/s/ Guy Higson
Name: Guy Higson
Title (if Holder is an entity): Manager

[Signature Page to Registration Rights Agreement]

HOLDER

By:	/s/ Mona von Moorsel under PoA Elena
Name: Mona von Moorsel under PoA Elena Marion
Title (if Holder is an entity):

[Signature Page to Registration Rights Agreement]

HOLDER

SAMSON CAPITAL LLC

By:	/s/ Elan Jaglom
Name: Elan Jaglom
Title (if Holder is an entity): Member

[Signature Page to Registration Rights Agreement]

HOLDER

SHANO HOLDINGS LLC

By:	/s/ authorized signatory (illegible)
Name: Breslin Limited
By: Cofis Directorships Two Inc., Director

Title (if Holder is an entity): Member

[Signature Page to Registration Rights Agreement]

HOLDER

SONIC TECHNOLOGY HOLDINGS LLC

By:	/s/ M. Stephen Rasch
Name: M. Stephen Rasch
Title (if Holder is an entity): Manager

[Signature Page to Registration Rights Agreement]

HOLDER

TYRES TECH LLC

By:	/s/ authorized signatory (illegible)
Name: Azure Ventures Limited
By: Cofis Directorships Two Inc., Director
Title (if Holder is an entity): Member

[Signature Page to Registration Rights Agreement]

HOLDER

LEON RECANATI

By:	/s/ Leon Recanati
Name: Leon Recanati
Title (if Holder is an entity):

[Signature Page to Registration Rights Agreement]